John Hancock Retirement Distribution Portfolio

John Hancock Retirement Rising Distribution Portfolio

Supplement dated 7-16-09 to the current Class A shares Prospectus

This amends and restates the supplement filed on July 8, 2009, for the following:

Under the heading “Your account” in the “Opening an account” section the second item is amended and restated as follows:

2.        Determine how much you want to invest.  The minimum initial investment for the fund is $50,000.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Lifestyle Aggressive Portfolio

John Hancock Lifestyle Balanced Portfolio

John Hancock Lifestyle Conservative Portfolio

John Hancock Lifestyle Growth Portfolio

John Hancock Lifestyle Moderate Portfolio

John Hancock Retirement Distribution Portfolio

John Hancock Retirement Rising Distribution Portfolio

Supplement dated 7-16-09 to the current Statement of Additional Information

This amends and restates the supplement filed on July 8, 2009, for the following:

Effective July 20, 2009, the following change shall be made:

Under the heading “DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES,” in the “Waiver of Contingent Deferred Sales Charge” section the first bullet point is amended and restated as follows:

•          Redemptions made pursuant to a Portfolio’s right to liquidate your account if you own shares worth less than $2,500.

You should read this Supplement in conjunction with the Statement of Additional information and retain it for future reference.